UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 27, 2014
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 639-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreements and Incentive Compensation Plans
On January 27, 2014, Fidelity Southern Corporation ("Fidelity Southern") and Fidelity Bank (the "Bank"), a wholly owned subsidiary of Fidelity Southern entered into an amendment to the employment agreement with James B. Miller, Jr. as Chairman and Chief Executive Officer of Fidelity Southern and the Bank effective January 1, 2013. The amendment provides for incentive compensation in the year 2014. The incentive compensation agreement provides that in 2014 Miller will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity Southern’s and Miller’s 2014 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2014. The amendment to the employment agreement between Fidelity Southern, the Bank, and Miller is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Also on January 27, 2014, Fidelity Southern and the Bank entered into an amendment to the employment agreement with H. Palmer Proctor, Jr. as President of Fidelity Southern and the Bank effective January 1, 2013. The amendment provides for incentive compensation in the year 2014. The incentive compensation agreement provides that in 2014 Proctor will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity Southern’s and Proctor’s 2014 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2014. The amendment to the employment agreement between Fidelity Southern, the Bank, and Proctor is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Also on January 27, 2014, Fidelity Southern and the Bank entered into an incentive compensation agreement with Stephen H. Brolly, Chief Financial Officer of Fidelity Southern, which provides for incentive compensation in the year 2014. The incentive compensation agreement provides that in 2014 Brolly will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity Southern’s and Brolly’s 2014 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2014. The incentive compensation agreement between Fidelity Southern, the Bank, and Brolly is attached as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.
Also on January 27, 2014, Fidelity Southern and the Bank entered into an incentive compensation agreement with David Buchanan, Vice President of Fidelity Southern, which provides for incentive compensation in the year 2014. The incentive compensation agreement provides that in 2014 Buchanan will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity Southern’s and Buchanan’s 2014 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2014. The incentive compensation agreement between Fidelity Southern, the Bank, and Buchanan is attached as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to employment agreement and incentive compensation plan for James B. Miller, Jr.

10.2	Amendment to employment agreement and incentive compensation plan for H. Palmer Proctor, Jr.

10.3	Incentive Compensation Plan for Stephen H. Brolly

10.4	Incentive Compensation Plan for David Buchanan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer

January 31, 2014